THE SECURITIES ISSUABLE UPON CONVERSION OF THIS PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

TERM CONVERTIBLE PROMISSORY NOTE

          FOR VALUE RECEIVED Gilder Enterprises Inc. unconditionally promises to pay to or to the order of Angus Consulting Inc. at Las Vegas, Nevada the sum of US $25,000 (Twenty Five Thousand US Dollars) upon demand at any time on or after October 26, 2005, and to pay interest from the date of this Promissory Note on the said sum or the amount from time to time remaining unpaid, at the rate of 5% per annum. Such interest shall be calculated and payable annually on the anniversary date of this Note while this Note is outstanding both before and after demand, default and judgment, and to pay on demand interest on overdue interest at the rate described above before and after judgment. The principal amount of this Promissory Note plus accrued interest may be converted at the option of the holder at any time prior to repayment into shares of common stock of the Company, par value $0.001 per share, on the basis one share of common stock for each $0.25 US of principal and accrued interest converted. The holder agrees that all shares issuable upon conversion will be “restricted securities” under the Securities Act of 1933 and may not be sold in the absence of registration under the Securities Act of 1933 or an exemption from these registration requirements. It is a condition of conversion that the shares will be issuable to the holder pursuant to exemptions from the Securities Act of 1933.

          The principal and interest of this Promissory Note shall be paid in United States dollars without set-off or counterclaim.

          Gilder Enterprises waives presentment, protest and notice of any kind in the enforcement of this promissory note.

          Made at Vancouver, BC this 26th day of October, 2004.

Gilder Enterprises, Inc. Per: /s/ Joseph Bowes ___________________________ (Authorized Signing Officer)